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                                                                 EXHIBIT 10.2(d)

                          FORM OF NQ OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS

NON-QUALIFIED STOCK OPTION AGREEMENT               _____ SHARES OF COMMON STOCK,
NO.  _____                                            $.0001 PAR VALUE PER SHARE


                           SYNTA PHARMACEUTICALS CORP.

                           -------------------, -----


       As of _________ (the "Grant Date"), Synta Pharmaceuticals Corp. (the "Company"), a Delaware corporation, grants to _______________ (the "Non-Employee Director") the right and option (the "Option") to purchase up to _________ shares of the Common Stock, $.0001 par value per share, of the Company (the "Shares") at a purchase price of $________ per share (the "Purchase Price") and on the terms and subject to the conditions set forth in the Company's 2006 Stock Plan (the "Plan"), United States securities and tax laws and this Agreement. For the purpose of this Agreement, the initial vesting date shall be ___________ ("Initial Vesting Date").

       THIS AGREEMENT, WHICH INCLUDES THE TERMS AND CONDITIONS ATTACHED HERETO, DOES NOT SET FORTH ALL OF THE TERMS AND CONDITIONS OF THE PLAN, WHICH IS HEREBY INCORPORATED INTO AND MADE A PART OF THIS AGREEMENT BY REFERENCE. ANY TERMS USED AND NOT DEFINED HEREIN HAVE THE SAME MEANINGS AS IN THE PLAN. THE NON-EMPLOYEE DIRECTOR ACKNOWLEDGES THAT HE OR SHE HAS RECEIVED A COPY OF THE PLAN FROM THE COMPANY AND HAS CAREFULLY READ THE TERMS AND CONDITIONS OF THE PLAN AND THE ATTACHED TERMS AND CONDITIONS WHICH MAKE UP A PART OF THIS AGREEMENT.



SYNTA PHARMACEUTICALS CORP.


By:
   ------------------------------
   Safi Bahcall
   President and CEO


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       1. GRANT OF OPTION.

       The Company hereby grants to the Non-Employee Director, as of the Grant Date, the right and option to purchase all or any part of the aggregate number of Shares set forth on the signed cover page of this Agreement, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Non-Employee Director acknowledges receipt of a copy of the Plan.

       2. PURCHASE PRICE.

       The purchase price of the Shares covered by the Option shall be the Purchase Price set forth on the cover page of this Agreement, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Section 9 of the Plan.

       3. EXERCISABILITY OF OPTION.

       Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable in cumulative installments of (i) 25% of the Shares on the Initial Vesting Date, and (ii) 6.25% of the Shares on the last day of each successive three-month period thereafter, provided, however, in the event of termination of service of the Non-Employee Director, for any reason other than for "cause" (as defined in the Plan), the Option shall be deemed to have vested to the extent of a pro rata portion of the Option through the Non-Employee Director's last day of service based on the number of days accrued in the applicable quarterly period prior to his or her termination of service. Notwithstanding the foregoing, the Option shall become vested and exercisable in accordance with the terms and conditions set forth in Sections 24B and F of the Plan.

       4. TERM OF OPTION.

       The Option shall terminate ten years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

       If the Non-Employee Director ceases to be a director of the Company or of an Affiliate (for any reason other than the death or Disability of the Non-Employee Director or termination of the Non-Employee Director for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three months after the date the Non-Employee Director ceases to be a director of the Company or of an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of service.

       Notwithstanding the foregoing, in the event of the Non-Employee Director's Disability or death within three months after the termination of service, the Non-Employee Director or the Non-Employee Director's Survivors may exercise the Option within one year after the date of the Non-Employee Director's termination of service, but in no event after the date of expiration of the term of the Option.

       In the event the Non-Employee Director's service is terminated by the Company or by an Affiliate for "cause" (as defined in the Plan), the Non-Employee Director's right to exercise any unexercised portion of this Option shall cease immediately as of the time the Non-Employee Director is notified his or her service is terminated for "cause," and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Non-Employee Director's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines


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that, either prior or subsequent to the Non-Employee Director's termination, the
Non-Employee Director engaged in conduct which would constitute "cause" (as defined in the Plan), then the Non-Employee Director shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

       In the event of the Disability of the Non-Employee Director, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Non-Employee Director's termination of service or, if earlier, within the term originally prescribed by the Option.

       In the event of the death of the Non-Employee Director while a director of the Company or of an Affiliate, the Option shall be exercisable by the Non-Employee Director's Survivors within one year after the date of death of the Non-Employee Director or, if earlier, within the originally prescribed term of the Option.

       5. METHOD OF EXERCISING OPTION.

       Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of EXHIBIT A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Section 9 of the Plan. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Non-Employee Director and if the Non-Employee Director shall so request in the notice exercising the Option, shall be registered in the Company's share register in the name of the Non-Employee Director and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Non-Employee Director, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

       6. PARTIAL EXERCISE.

       Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

       7. NON-ASSIGNABILITY.

       The Option shall not be transferable by the Non-Employee Director otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. However, the Non-Employee Director, with the approval of the Administrator, may transfer the Option for no consideration. Except as provided in the previous sentence, the Option shall be exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director (or, in the event of legal incapacity or incompetency, by the Non-Employee Director's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the


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provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

       8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

       The Non-Employee Director shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Non-Employee Director. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

       9. ADJUSTMENTS.

       The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

       10. TAXES.

       The Non-Employee Director acknowledges that upon exercise of the Option the Non-Employee Director will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Non-Employee Director acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Non-Employee Director's responsibility.

       The Non-Employee Director agrees that the Company may withhold from the Non-Employee Director's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Non-Employee Director on exercise of the Option. The Non-Employee Director further agrees that, if the Company does not withhold an amount from the Non-Employee Director's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Non-Employee Director will reimburse the Company on demand, in cash, for the amount under-withheld.

       11. PURCHASE FOR INVESTMENT.

       Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

       (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:


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                   "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws"; and

       (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

       12. RESTRICTIONS ON TRANSFER OF SHARES.

       12.1 The Shares acquired by the Non-Employee Director pursuant to the exercise of the Option granted hereby shall not be transferred by the Non-Employee Director except as permitted herein.

       12.2 If, in connection with a registration statement filed by the Company pursuant to the 1933 Act, the Company or its underwriter so requests, the Non-Employee Director will agree not to sell any Shares for a period not to exceed 210 days following the effectiveness of such registration.

       12.3 The Non-Employee Director acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Non-Employee Director any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of service of the Non-Employee Director by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

       13. NO OBLIGATION TO MAINTAIN RELATIONSHIP.

       The Company is not by the Plan or this Option obligated to continue the Non-Employee Director as a director of the Company or of an Affiliate. The Non-Employee Director acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Non-Employee Director's participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

       14. NOTICES.

       Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:


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If to the Company:

            Synta Pharmaceuticals Corp.
            45 Hartwell Avenue
            Lexington, MA 02421
            Attention: Stock Plan Administrator

If to the Non-Employee Director, the Non-Employee Director's Company email address or the mailing address previously provided to the Company, or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

       15. GOVERNING LAW.

       This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation shall be conducted in the courts of Middlesex County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

       16. BENEFIT OF AGREEMENT.

       Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

       17. ENTIRE AGREEMENT.

       This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

       18. MODIFICATIONS AND AMENDMENTS.

       The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

       19. WAIVERS AND CONSENTS.

       Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


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       20. DATA PRIVACY.

       By entering into this Agreement, the Non-Employee Director: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.



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                                                                       EXHIBIT A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

TO:    Synta Pharmaceuticals Corp.

Ladies and Gentlemen:

       I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.0001 par value, of Synta Pharmaceuticals Corp. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, 200_.

       I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

       I am paying the option exercise price for the Shares as follows:

                              -------------------

       Please issue the Shares (check one):

       / /   to me; or

       / /   to me and ____________________________, as joint tenants with right of survivorship,

       at the following address:
                                -----------------------------------------

                                -----------------------------------------

                                -----------------------------------------

       My mailing address for shareholder communications, if different from the address listed above, is:
                                -----------------------------------------

                                -----------------------------------------

                                -----------------------------------------


                                         Very truly yours,

                                         --------------------------------------
                                         Non-Employee Director (signature)


                                         --------------------------------------
                                         Print Name


                                         --------------------------------------
                                         Date


                                         --------------------------------------
                                         Social Security Number



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